EXHIBIT 10.03
Master Service Agreement with Laboratory Corporation of America Holdings

MASTER SERVICES AGREEMENT
AGREEMENT MADE THIS  22   day of  January   , 2004 by and between Workplace Screening Services of  Houston. TX  , an   LLC      corporation (“CLIENT”) and Laboratory Corporation of America Holdings and its subsidiaries (“COMPANY”).

WHEREAS, COMPANY is engaged in the business of providing a variety of occupational services as more specifically described in Exhibit A (“Services”); and

WHEREAS, CLIENT desires to contract with COMPANY to provide the Services; and FT IS THEREFORE AGREED AS FOLLOWS:

1. TERM
This Agreement shall become effective  February 1 , 2004 and shall continue in effect until terminated by either party. This Agreement shall have an initial term of one (1) year (“Initial Term”) and shall be automatically renewed subject to price changes for additional period of one (1) year (“Renewal Term”) at the end of the Initial Term or any Renewal Term, unless previously terminated by either party. This Agreement may also be immediately terminated by either party if the other party breaches or fails to perform any of its obligations in any material respect, attempts to assign its rights under this Agreement or if the other party becomes insolvent or proceedings are instituted by or against it under any provision of any federal or state bankruptcy or insolvency laws.

This Agreement may be terminated by either party, with or without cause, at any time, by giving the other party a thirty (30) day prior written notice.

2. SERVICES
COMPANY shall perform or arrange for the Services as set forth in Exhibit A. CLIENT acknowledges and agrees that the Services provided for under this Agreement shall be for COMPANY'S occupational testing services only and shall not include any clinical laboratory testing services which are specifically excluded from this Agreement. Services shall be provided utilizing applicable federal, state and/or COMPANY'S standard testing guidelines and procedures.

3. ON-SITE TESTING PRODUCTS
As requested by CLIENT from time to time for its on-site drug screening programs, COMPANY will provide the products and Services shown in Exhibit A, including the Point of Collection Testing (“POCT Products”) manufactured by third party companies.

CLIENT acknowledges and understands that the group of POCT Products available under this Agreement may not be approved for use in certain state or federally regulated workplace programs. In all cases of CLIENT'S on-site testing, it shall be the sole responsibility of CLIENT to ensure that the POCT Products are used in accordance with all applicable state and federal laws and regulations. CLIENT warrants and represents that its use of POCT Products shall be solely for forensic/workplace purposes only. In addition, the POCT Products used for the screening test and any confirmation tests performed on presumptive positive screens are not intended for diagnostic purposes. CLIENT shall ensure that all its facilities performing on-site testing with the POCT Products have and maintain all appropriate and required licenses. Furthermore, once purchased by CLIENT, POCT Products are not returnable.

CLIENT ACKNOWLEDGES THAT THE ONLY WARRANTY PROVIDED FOR THE POCT PRODUCTS ARE THOSE PROVIDED BY THE MANUFACTURER AND THE POCT PRODUCTS ARE PROVIDED “AS IS”. NO WARRANTIES ARE MADE BY COMPANY WITH RESPECT TO SUCH POCT PRODUCTS.

CLIENT RECOGNIZES THAT COMPANY SHALL HAVE NO LIABILITY FOR THE PERFORMANCE OR DAMAGE OR INJURY CAUSED BY THE USE OF SUCH POCT PRODUCTS.

13. WARRANTY
(A)
CLIENT WARRANTS TO COMPANY THAT NEITHER CLIENT NOR TO THE BEST OF ITS KNOWLEDGE ANY OF ITS EMPLOYEES OR OWNERS HAVE BEEN DEBARRED, SUSPENDED, DECLARED INELIGIBLE, OR EXCLUDED FROM ANY GOVERNMENTAL PROGRAM. COMPANY WARRANTS TO CLIENT THAT ALL LABORATORY SERVICES THAT IT PROVIDES DIRECTLY HEREUNDER SHALL BE PERFORMED IN ACCORDANCE WITH ESTABLISHED AND RECOGNIZED ANALYTICAL LABORATORY TESTING PROCEDURES WHERE APPLICABLE, AND WITH REASONABLE CARE IN ACCORDANCE WTTH APPLICABLE FEDERAL, STATE, AND LOCAL LAWS. NO OTHER WARRANTIES ARE MADE BY COMPANY.

(B)	IN NO EVENT SHALL COMPANY BE RESPONSIBLE FOR ANY PUNITIVE DAMAGES OR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, OR SPECIAL DAMAGES (INCLUDING LOST PROFITS OR REVENUE) OF CLIENT OR ANY THIRD PARTY.

(C)
CLIENT FURTHER WARRANTS AND REPRESENTS THAT IT WILL NOT BILL OR SEEK COMPENSATION FROM MEDICARE, MEDICAID OR ANY OTHER GOVERNMENT PAYOR FOR THE SERVICES PROVIDED HEREIN. CLIENT WARRANTS AND REPRESENTS THAT ITS CUSTOMERS UTILIZING SERVICES UNDER THIS AGREEMENT ARE ALL ENTITIES WHO SHALL PAY CLIENT DIRECTLY FOR THE SERVICES PROVIDED HEREIN WITH THEIR OWN FUNDS.

14. INDEMNIFICATION
COMPANY agrees to defend, indemnify, and hold CLIENT, its parent, subsidiaries, affiliated and related companies, directors, officers, employees, and agents wholly harmless from and against all third party claims, losses, lawsuits, settlements, demands, causes, judgments, expenses, and costs (including reasonable attorney fees) arising under or in connection with this Agreement to the extent that such costs and liabilities are proximately caused by the negligence or willful misconduct of COMPANY in directly performing services hereunder.

CLIENT agrees to defend, indemnify, and hold COMPANY, its parent, subsidiaries, affiliated and related companies, directors, officers, employees, and agents, wholly harmless from and against all third party claims, losses, lawsuits, settlements, demands, causes, judgments, expenses, and costs (including reasonable attorney fees) arising under or in connection with this Agreement to the extent that such costs and liabilities are proximately caused by the negligence or willful misconduct of CLIENT or any violation of applicable laws and regulations.

15. CONFIDENTIAL INDIVIDUAL INFORMATION
To the extent consistent with 5 U.S.C. 552a(m) and 48 C.F.R. 24.101-24.104 and other applicable laws and regulations, the parties shall comply with the Privacy Act, 5 U.S.C. 552a and patient access and confidentiality provisions of Section 503 of Pub.L 100-71. Individual records shall be maintained and used with the highest regard for privacy, and to the extent applicable as provided in 10 C.F.R. 26.29.

16. BENEFIT
This Agreement is intended to inure only to the benefit of COMPANY and CLIENT. This Agreement is not intended to create, nor shall be deemed or construed to create, any rights in any third parties.

17. NONDISCRIMINATION
All services provided by COMPANY hereunder shall be in compliance with all applicable Federal and State laws prohibiting discrimination on the basis of race, color, religion, sex, national origin, disability or veteran status.

18. ENFORCEABILTTY/SEVERANCE CLAUSE
The invalidity or unenforceability of any terms or provisions hereto in any jurisdiction shall in no way affect the validity or enforceability of any of the other terms or provisions in that jurisdiction, or of the entire Agreement in any other jurisdiction.

19. INTEGRATION
This instrument is intended by the parties as a final expression of their agreement regarding the Services herein and as a complete statement of the terms thereof, and shall supersede all previous understandings and agreements regarding the subject matter herein. The parties shall not be bound by any representation, promise, or inducement made by either party or agent of either party that is not set forth in this Agreement. If the terms or conditions contained in any exhibit or attachment to this Agreement or any document incorporated by reference is in conflict with the terms and conditions set forth in the body of this Agreement, the terms and conditions in this Agreement shall control. Any applicable provisions required by federal, state, or local law are hereby incorporated by reference.

20. MODIFICATION
This Agreement may not be modified except in a writing signed by authorized representatives of both parties. Any purchase order or other document issued by CLIENT with respect to the subject matter of this Agreement shall be subject to and governed by the terms and conditions hereof, and the terms and conditions of this Agreement shall supersede any conflicting, different, or additional terms and conditions of such purchase order or other document.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names as their official acts by their respective representative, each of whom is duly authorized to execute the same.

Workplace Screening Services

By:
      President

Laboratory Corporation of America

By:
Title:
Date: